Exhibit 32.0


       CERTIFICATION PURSUANT TO SECTION 906
              OF THE SARBANES-OXLEY ACT

I, Helena R. Santos, the Chief Executive Officer and Chief Financial Officer of Scientific Industries, Inc. (the "Company"), certify, to the best of my knowledge that:

1. I have reviewed this Annual Report on Form 10-K of the Company for the year ended June 30, 2014 (the "Annual Report");

2.  the Annual Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Scientific Industries, Inc.



Date:	September 26, 2014
                                By: 	/s/ Helena R. Santos
					Helena R. Santos
					Chief Executive Officer and
					Chief Financial Officer





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